                                                                     EXHIBIT 9.1

                              LETTER OF TRANSMITTAL

                             Tembec Industries Inc.

                                    Offer for
      US$100,000,000 Aggregate Principal Amount of 8.625% Senior Notes Due
          June 30, 2009 Which Were Originally Issued on March 14, 2003,
                                 In Exchange for
      US$100,000,000 Aggregate Principal Amount of 8.625% Senior Notes Due
June 30, 2009 Which Have Been Registered Under the United States Securities Act
                              of 1933, As Amended,
                 Pursuant to the Prospectus dated March 28, 2003

        -----------------------------------------------------------------
         THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M. NEW YORK CITY TIME,
            ON MAY 2, 2003, UNLESS EXTENDED (THE "EXPIRATION DATE").
            TENDERED SECURITIES MAY BE WITHDRAWN AT ANY TIME PRIOR TO
             5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.
        -----------------------------------------------------------------

To: HSBC Bank USA, the Exchange Agent

                      By Mail, Hand or Overnight Delivery:

                                  HSBC Bank USA
                                   Lower Level
                                One Hanson Place
                            Brooklyn, New York 11243
                           Attention: Issuer Services

                 By Facsimile (For Eligible Institutions Only):

                            Facsimile: (718) 488-4488
                            Attention: Paulette Shaw
                    Confirm by Telephone: 1 (800) 662-9844 or
                                            (718) 488-4475

Delivery of this instrument to an address other than as set forth above or transmission via facsimile other than as set forth above will not constitute a valid delivery.

The instructions accompanying this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed.

    The undersigned acknowledges that he or she has received and reviewed the Prospectus dated March 28, 2003 (the "Prospectus") of Tembec Industries Inc. (the "Issuer") and this Letter of Transmittal (the "Letter"), which together constitute the Issuer's offer (the "Exchange Offer") to exchange, for an aggregate principal amount of up to US$100,000,000 of its 8.625% Senior Notes due June 30, 2009 (the "Exchange Notes") which have been registered under the United States Securities Act of 1933, as amended (the "Securities Act"), a like principal amount of the Issuer's outstanding US$100,000,000 aggregate principal amount of 8.625% Senior Notes due June 30, 2009 which were originally issued on March 14, 2003 (the "Original Notes" and, with the Exchange Notes, the "Notes"). Capitalized terms used but not defined herein have the meanings given to them in the Prospectus.

    For each Original Note accepted for exchange and not validly withdrawn, the holder of such Original Note will receive an Exchange Note having a principal amount equal to that of the surrendered Original Note.

    The Exchange Notes will evidence the same debt as the Original Notes and will be issued, and the holders thereof will be entitled to the same rights as the holders of the Original Notes, under the Indenture. The terms of the Exchange Notes are identical in all material respects to the Original Notes except for certain transfer restrictions and registration rights relating to the Original Notes and except that, in the event of a Registration Default, special interest, in addition to the interest set forth on the cover page of the Prospectus, shall accrue on the Original Notes at a per annum rate of 0.5% for the first 90 days of the Registration Default Period and at a per annum rate of 1.0% thereafter for the remaining portion of the Registration Default Period. Upon cure of the Registration Default, the special interest shall no longer accrue and the Original Notes will bear interest at the original rate; provided however, that if after any such cure a different Registration Default occurs, then special interest shall again accrue in accordance with the foregoing provisions.

    An Exchange Note will bear interest from the later of December 30, 2002 and the last interest payment date of the Original Notes to occur prior to the issue date of such Exchange Note. Holders of the Original Notes whose Original Notes are accepted for exchange pursuant to the Exchange Offer will not receive interest on such Original Notes for any period subsequent to the later of December 30, 2002 and the last interest payment date to occur prior to the issue date of such Exchange Note.

    The Issuer will keep the Exchange Offer open for not less than 30 calendar days after the date notice thereof is mailed to the holders of the Original Notes. The Issuer shall notify the holders of the Original Notes of any extension of the Exchange Offer by means of a press release or other public announcement no later than 9:00 a.m., New York City time, on the next business day after the previously scheduled Expiration Date, in which event the term "Expiration Date" shall mean the latest time and date to which the Exchange Offer is extended.

    The Exchange Offer is not conditioned upon any minimum principal amount of Original Notes being tendered for exchange. However, the Exchange Offer is subject to certain conditions. Please see the Prospectus under the section entitled "THE EXCHANGE OFFER -- Certain Conditions to the Exchange Offer".

    The Exchange Offer is not being made to, nor will tenders be accepted from or on behalf of, holders of Original Notes in any jurisdiction in which the making or acceptance of the Exchange Offer would not be in compliance with the laws of such jurisdiction.

    This Letter is to be completed by a holder of Original Notes either if certificates are to be forwarded herewith or if a tender of Original Notes is to be made by book-entry transfer, if such procedure is available, to the account maintained by the Exchange Agent at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedures set forth in "THE EXCHANGE OFFER -- Procedures for Tendering Original Notes" section of the Prospectus unless an Agent's Message (as defined in the "THE EXCHANGE OFFER -- Procedures for Tendering Original Notes" section of the Prospectus) is transmitted to and received by the Exchange Agent. Holders of Original Notes whose certificates are not immediately available, or who are unable to deliver their certificates or confirmation of the book-entry transfer of their Original Notes into the Exchange Agent's account at the Book-Entry Transfer Facility (a "Book-Entry Confirmation") and deliver all other documents required by this Letter to the Exchange Agent on or prior to the Expiration Date, may tender their Original Notes according to the guaranteed delivery procedures set forth in the Prospectus under the section entitled "THE EXCHANGE OFFER -- Guaranteed Delivery Procedures". Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Exchange Agent.

    The Undersigned has completed the appropriate boxes below and signed this Letter to indicate the action the undersigned desires to take with respect to the Exchange Offer. Holders who wish to tender their Original Notes must complete this Letter in its entirety.

                  PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
                   CAREFULLY BEFORE COMPLETING THE BOXES BELOW

    List below the Original Notes to which this Letter relates. If the space provided below is inadequate, the certificate numbers and principal amount of Original Notes should be listed on a separate signed schedule affixed hereto.

                          DESCRIPTION OF ORIGINAL NOTES

                          (See Instructions 2, 3 and 8)

-------------------------- ------------------------- ---------------------------------------------------------
 Name(s) and Address(es)                                    (Attach additional signed list if necessary)
of  Registered Holder(s)
-------------------------- ------------------------- ------------------------- -------------------------------
                                      1                         2                            3

                           ------------------------- ------------------------- -------------------------------
                                                                                    Principal Amount of
                                                                                 Original Notes Tendered(2)
                                                                                           (must
                                                                                   be in denominations of
                                                       Aggregate Principal               principal
                                                            Amount of               amount of U.S.$1,000
                           Certificate Number(s)(1)       Original Notes       or integral multiples thereof)
-------------------------- ------------------------- ------------------------- -------------------------------

-------------------------- ------------------------- ------------------------- -------------------------------

-------------------------- ------------------------- ------------------------- -------------------------------

-------------------------- ------------------------- ------------------------- -------------------------------
                           Total
-------------------------- ------------------------- ------------------------- -------------------------------

(1) Certificate numbers not required if Original Notes are being tendered by book-entry transfer.

(2) Unless otherwise indicated, a holder will be deemed to have tendered ALL of the Original Notes represented in column 2.

|_| CHECK HERE IF TENDERED ORIGINAL NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:
                                ------------------------------------------------

Account Number:
                ----------------------------------------------------------------

Transaction Code Number:
                         -------------------------------------------------------

|_| CHECK HERE IF TENDERED ORIGINAL NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

Name(s) of Registered Holder(s):

Window Ticket Number (if any):
                               -------------------------------------------------

Date of Execution of Notice of Guaranteed Delivery:
                                                    ----------------------------

Name of Institution which guaranteed delivery:
                                               ---------------------------------

If delivered by book-entry transfer, complete the following:

Account Number:
                ----------------------------------------------------------------

Transaction Code Number:
                         -------------------------------------------------------

|_| CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name:
      --------------------------------------------------------------------------

Address:
         -----------------------------------------------------------------------


--------------------------------------------------------------------------------

    You are entitled to as many copies as you may reasonably request and if you need more than 10 copies, please so indicate by noting the number of copies required below.

                     NOTE: SIGNATURES MUST BE PROVIDED BELOW
               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

    Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Issuer the aggregate principal amount of Original Notes indicated above. The undersigned has completed, executed and delivered this Letter to indicate the action the undersigned desires to take with respect to the Exchange Offer.

    Subject to, and effective upon, the acceptance for exchange of the Original Notes tendered hereby, the undersigned, without disposing of the debt evidenced by the Original Notes, hereby exchanges, assigns and transfers to, or upon the order of, the Issuer all right, title and interest in and to such Original Notes as are being tendered hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as the agent of the Issuer) with respect to the tendered Original Notes with full power of substitution to (i) deliver certificates for such Original Notes to the Issuer and deliver all accompanying evidences of transfer and authenticity to, or upon the order of, the Issuer, (ii) present such Original Notes for transfer on the books of the Issuer and (iii) receive for the account of the Issuer all benefits and otherwise exercise all rights of the beneficial ownership of such Original Notes, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed to be irrevocable from and after the Expiration Date and coupled with an interest.

    The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, assign and transfer the Original Notes tendered hereby for Exchange Notes issuable upon the exchange of such tendered Original Notes, and that, when the same are accepted for exchange by the Issuer, the Issuer will acquire good and unencumbered title to such Original Notes, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim.

    The undersigned also acknowledges that this Exchange Offer is being made in reliance on the position of the staff of the United States Securities and Exchange Commission (the "Commission") as set forth in certain no-action letters to other parties in other transactions. The Issuer has not sought its own no-action letter and there can be no assurance that the staff of the Commission would make a similar determination with respect to the Exchange Offer as in such other circumstances. Based on these interpretations by the staff of the Commission, the Issuer believes that Exchange Notes issued pursuant to the Exchange Offer in exchange for Original Notes may be offered for resale, resold and otherwise transferred by a holder thereof (other than any holder which is (i) a broker-dealer who purchased such Original Notes directly from the Issuer for resale pursuant to Rule 144A or other available exemptions under the Securities Act, (ii) a broker-dealer who acquired such Original Notes as a result of market-making or other trading activities or (iii) a person that is an "affiliate" (as defined in Rule 405 of the Securities Act) of the Issuer (an "Affiliate")) without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such Exchange Notes are acquired in the ordinary course of such holder's business and that such holder is not participating, and has no arrangement or understanding with any person to participate, in a distribution (within the meaning of the Securities Act) of such Exchange Notes.

    The undersigned hereby represents, warrants and certifies that it is not an Affiliate of the Issuer, that it is not a broker-dealer that owns Original Notes acquired directly from the Issuer, that it is acquiring the Exchange Notes under the Exchange Offer in the ordinary course of the undersigned's business and that the undersigned is not participating, and has no arrangement or understanding with any person to participate, in a distribution of such Exchange Notes.

    If the undersigned is a broker-dealer that will receive Exchange Notes for its own account pursuant to the Exchange Offer, it acknowledges that the Original Notes to be exchanged for Exchange Notes were acquired by it as a result of market-making activities or other trading activities and that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes; however, by so acknowledging, and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act even though it may be deemed to be an underwriter for purposes thereof.

    The undersigned hereby warrants that it will, upon request, execute and deliver any additional documents deemed by the Issuer to be necessary or desirable to complete the exchange, assignment and transfer of the Original Notes tendered hereby. The undersigned further agrees that acceptance of any tendered Original Notes by the Issuer and the issuance of Exchange Notes in exchange therefore shall constitute performance in full by the Issuer of certain obligations under the Registration Rights Agreement and that the Issuer shall have no further obligation or liabilities thereunder (except in certain limited circumstances). All authority conferred or agreed to be conferred in this Letter will survive the death or incapacity of the undersigned and every obligation of the undersigned shall be binding upon the heirs, legal representatives, successors, assigns, executors and administrators of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in the instructions contained in this Letter or in the Prospectus under the section entitled "THE EXCHANGE OFFER -- Withdrawal Rights".

    For the purposes of the Exchange Offer, the Issuer shall be deemed to have accepted for exchange validly tendered Original Notes when, as and if the Issuer has given oral or written notice thereof to the Exchange Agent.

    If any tendered Original Notes are not accepted for exchange pursuant to the Exchange Offer for any reason set forth in the terms and conditions of the Exchange Offer or if Original Notes are submitted for a greater principal amount than the holder desires to exchange, certificates for any such unaccepted or non-exchanged Original Notes will be returned without expense to the undersigned (or, in the case of Original Notes tendered by book-entry transfer into the Exchange Agent's account at the Book-Entry Transfer Facility pursuant to the book-entry procedures described under the section entitled "THE EXCHANGE OFFER -- Book Entry Transfer" in the Prospectus, such non-exchanged Original Notes will be credited to an account maintained at the Book-Entry Transfer Facility), at the address shown below or at a different address as may be indicated herein under the "Special Delivery Instructions" as promptly as practicable after the expiration or termination of the Exchange Offer.

    The undersigned understands that tenders of Original Notes pursuant to the procedures described under the section entitled "THE EXCHANGE OFFER -- Procedures for Tendering Original Notes" in the Prospectus and in the instructions hereto, upon the acceptance thereof by the Issuer, will constitute a binding agreement between the undersigned and the Issuer upon the terms and subject to the conditions of the Exchange Offer.

    Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, please issue the Exchange Notes (and, if applicable, substitute certificates representing Original Notes for any Original Notes not exchanged) in the name(s) of the undersigned or, in the case of a book-entry delivery of Original Notes, please credit the account indicated above maintained at the Book-Entry Transfer Facility. Similarly, unless otherwise indicated under the box entitled "Special Delivery Instructions" below, please send the Exchange Notes (and, if applicable, substitute certificates representing Original Notes for any Original Notes not exchanged) to the undersigned at the address shown above in the box entitled "Description of Original Notes". In the event that both "Special Issuance Instructions" and "Special Delivery Instructions" are completed, please issue the certificates representing the Exchange Notes issued in exchange for the Original Notes accepted for exchange in the name(s) of, and return any certificates for Original Notes not tendered or not exchanged to, the person(s) so indicated. The undersigned understands that the Issuer has no obligations pursuant to the "Special Issuance Instructions" and "Special Delivery Instructions" to transfer any Original Notes from the name of the registered holder(s) thereof if the Issuer does not accept for exchange any of the Original Notes so tendered.

    THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF ORIGINAL NOTES" ABOVE AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE ORIGINAL NOTES AS SET FORTH IN SUCH BOX ABOVE.

-----------------------------------------------------            -----------------------------------------------------
           SPECIAL ISSUANCE INSTRUCTIONS                                    SPECIAL DELIVERY INSTRUCTIONS
             (See Instructions 4 and 5)                                       (See Instructions 4 and 5)

    To  be  completed  ONLY  if   certificates   for                 To  be  completed  ONLY  if   certificates   for
Original Notes not exchanged  and/or  Exchange Notes             Original Notes not exchanged  and/or  Exchange Notes
are to be issued in the name of  someone  other than             are to be sent to  someone  other than the person or
the   person   or   person(s)   whose   signature(s)             persons whose signature(s)  appear(s) on this Letter
appear(s)  on  this  Letter  below,  or if  Original             below or to such  person or  persons  at an  address
Notes  delivered by  book-entry  transfer  which are             other  than shown in the box  entitled  "Description
not  accepted  for  exchange  are to be  returned by             of Original Notes" on this Letter above.
credit to an account  maintained  at the  Book-Entry
Transfer  Facility other than the account  indicated
above.


Issue:   Exchange Notes and/or                                   Mail:    Exchange Notes and/or
         Original Notes to:                                               Original Notes to:


Name                                                             Name
     ---------------------------------------------                    ---------------------------------------------
               (Please Type or Print)                                           (Please Type or Print)




--------------------------------------------------               --------------------------------------------------
               (Please Type or Print)                                           (Please Type or Print)

Address                                                          Address
        ------------------------------------------                       ------------------------------------------

--------------------------------------------------               --------------------------------------------------
                                  (Postal/Zip Code)                                                (Postal/Zip Code)


--------------------------------------------------
              Employer Identification
             or Social Security Number

           (Complete Substitute Form W-9)

|_| Credit non-accepted Original Notes delivered by book-entry transfer and/or Exchange Notes to the Book-Entry Transfer Facility account set forth below:



--------------------------------------------------
   (Book-entry Transfer Facility Account Number,
                   if applicable)

-----------------------------------------------------            -----------------------------------------------------


    IMPORTANT: THIS LETTER OR A FACSIMILE HEREOF OR AN AGENT'S MESSAGE (TOGETHER WITH THE CERTIFICATES FOR ORIGINAL NOTES OR A BOOK-ENTRY CONFIRMATION AND ANY OTHER REQUIRED DOCUMENTS OR THE NOTICE OF GUARANTEED DELIVERY) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M. NEW YORK CITY TIME, ON THE EXPIRATION DATE.

                  PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
                    CAREFULLY BEFORE COMPLETING ANY BOX ABOVE

--------------------------------------------------------------------------------

                                PLEASE SIGN HERE
                   (TO BE COMPLETED BY ALL TENDERING HOLDERS)

          (Complete Accompanying Substitute Form W-9 contained herein)

    I hereby TENDER the Original Notes described above in the box entitled "Description of Original Notes" pursuant to the terms of the Exchange Offer.

X                                                                         , 2002
   ------------------------------------    -------------------------------

X                                                                         , 2002
   ------------------------------------    -------------------------------
        Signature(s) of Owner(s)                        Date

    If a holder is tendering any Original Notes, this Letter must be signed by the registered holder(s) as the name(s) appear(s) on the certificate(s) for the Original Notes or on a security position listing or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 4.

Name(s):
         -----------------------------------------------------------------------
                             (Please Type or Print)

--------------------------------------------------------------------------------

Capacity:
          ----------------------------------------------------------------------

Address:
         -----------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                            (Include Postal/Zip Code)

Area Code and Telephone Number
                               -------------------------------------------------

Social Security or Tax Identification Number:
                                              ----------------------------------


                               SIGNATURE GUARANTEE

                         (If required by Instruction 4)

Signature(s) Guaranteed by an Eligible Institution:
                                                    ----------------------------
                                                      (Authorized Signature)


--------------------------------------------------------------------------------
                                (Name and Title)


--------------------------------------------------------------------------------
                                 (Name of Firm)


--------------------------------------------------------------------------------
                      (Address (including postal/zip Code))


--------------------------------------------------------------------------------
                        (Area Code and Telephone Number)

Dated:                                                                     ,2002
       --------------------------------------------------------------------


--------------------------------------------------------------------------------

                  PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
                   CAREFULLY BEFORE COMPLETING ANY BOX ABOVE.

    This letter must be used to forward, and must accompany, all certificates for Original Notes tendered pursuant to the Exchange Offer and tenders made pursuant to the procedures for delivery by book-entry transfer set forth in the "THE EXCHANGE OFFER -- Book-Entry Transfer" section of the Prospectus unless an Agent's Message (as defined in the "THE EXCHANGE OFFER -- Procedures for Tendering Original Notes" section of the Prospectus) is transmitted to and received by the Exchange Agent.

                                  INSTRUCTIONS

                 Forming Part of the Terms and Conditions of the
                                 Exchange Offer

1.  Delivery of this Letter and Certificates.

    This Letter of Transmittal (this "Letter") is to be completed by holders either if certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in the "THE EXCHANGE OFFER -- Book-Entry Transfer" section of the Prospectus unless an Agent's Message (as defined in the "THE EXCHANGE OFFER -- Procedures for Tendering Original Notes" section of the Prospectus) is transmitted to and received by the Exchange Agent. Certificates for all physically tendered Original Notes, or Book-Entry Confirmation, as the case may be, as well as a properly completed and duly executed Letter (or manually signed facsimile hereof) and any other documents required by this Letter, or an Agent's Message (as defined in the "EXCHANGE OFFER -- Procedures for Tendering Original Notes" section of the Prospectus) in connection with a book-entry transfer, must be received by the Exchange Agent at one of the addresses set forth herein on or prior to the Expiration Date, or the tendering holder must comply with the guaranteed delivery procedures set forth below. Original Notes tendered hereby must be in denominations of U.S.$1,000 or integral multiples thereof.

    The method of delivery of this Letter, the Original Notes and all other required documents is at the election and risk of the tendering holders, but the delivery will be deemed made only when actually received and confirmed by the Exchange Agent. If such delivery is made by mail, it is recommended that registered mail, properly insured, with return receipt requested, be used. In all cases, sufficient time should be allowed to assure delivery to the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date. No Letters or Original Notes should be sent to the Issuer.

    Holders who wish to tender their Original Notes and (i) whose Original Notes are not immediately available, or (ii) time will not permit such holder's Original Notes, this Letter or any other documents required hereby to reach the Exchange Agent before the Expiration Date or (iii) the procedures for book-entry transfer cannot be completed on a timely basis, must tender their Original Notes according to the guaranteed delivery procedures set forth in the Prospectus. Pursuant to such procedures: (i) such tender must be made through an Eligible Institution (as defined below); (ii) prior to the Expiration Date, the Exchange Agent must have received from the Eligible Institution a properly completed and duly executed copy of the Letter (or a facsimile thereof) and Notice of Guaranteed Delivery, substantially in the form provided herewith (by telegram, telex, facsimile transmission, or mail or hand delivery) setting forth the name and address of the holder of Original Notes and the amount of Original Notes tendered, stating that the tender is being made thereby and guaranteeing that, within two New York Stock Exchange ("NYSE") trading days after the date of execution of the Notice of Guaranteed Delivery, the certificates for all physically tendered Original Notes, in proper form for transfer, or a Book-Entry Confirmation, as the case may be, and any other documents required by this Letter will be deposited by the Eligible Institution with the Exchange Agent; and (iii) the certificate(s) for all physically tendered Original Notes, in proper form for transfer, or a Book-Entry Confirmation, as the case may be, and all other documents required by this Letter, must be received by the Exchange Agent within two NYSE trading days after the date of execution of the Notice of Guaranteed Delivery, all as provided in the Prospectus under the section entitled "THE EXCHANGE OFFER -- Guaranteed Delivery Procedures." Any holder who wishes to tender his Original Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery prior to 5:00 p.m., New York City time, on the Expiration Date. As used in this Letter, "Eligible Institution" shall mean a firm which is a member of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States or which is otherwise an "eligible guarantor" institution within the meaning of Rule 17Ad-15 under the United States Securities Exchange Act of 1934, as amended.

    All questions as to the validity, form, eligibility (including time of receipt) and acceptance of tendered Original Notes will be determined by the Issuer, in its sole discretion, which determination shall be final and binding. The Issuer reserves the absolute right to reject any and all tenders of any particular Original Notes not properly tendered or to not accept any particular Original Notes which acceptance might, in the judgment of the Issuer or its counsel, be unlawful. The Issuer also reserves the absolute right to waive any defects or irregularities or conditions of the Exchange Offer as to any particular Original Notes either before or after the Expiration Date (including the right to waive the ineligibility of any holder who seeks to tender Original Notes in the Exchange Offer). The Issuer's interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter) as to any particular Original Notes either before or after the Expiration Date shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Original Notes must be cured within such reasonable period of time as the Issuer shall determine. Neither the Issuer, the Exchange Agent nor any other person shall be under any duty to give notification of any defect or irregularity with respect to any tender of Original Notes, nor shall any of them incur any liability for failure to give such notification. Tenders of Original Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Original Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering holders, unless otherwise provided in this Letter, as promptly as practicable after the expiration or termination of the Exchange Offer.

    See "THE EXCHANGE OFFER" in the Prospectus.


2.  Tender by Holder.

    Only a holder of Original Notes may tender such Original Notes in the Exchange Offer. Any beneficial owner whose Original Notes are registered in the name of a broker, dealer, commercial bank, trust company or other nominee and who wishes to tender should contact the registered holder promptly and instruct such registered holder to tender on behalf of such beneficial owner. If such beneficial owner wishes to tender on such owner's own behalf, such owner must, prior to completing and executing this Letter and delivering such owner's Original Notes, either make appropriate arrangements to register ownership of the Original Notes in such owner's name or obtain a properly completed bond power from the registered holder. The transfer of registered ownership may take considerable time.


3.  Partial Tenders and Withdrawals.

    Tenders of Original Notes will be accepted only in denominations of U.S.$1,000 or integral multiples thereof. If less than all of a holder's Original Notes are to be tendered, the tendering holder(s) should fill in the aggregate principal amount of Original Notes to be tendered in the box above entitled "Description of Original Notes -- Principal Amount of Original Notes Tendered". A reissued certificate representing the balance of non-tendered Original Notes will be sent to such tendering holder (except in the case of book-entry transfers), unless otherwise provided in the appropriate box in this Letter, as promptly as practicable after the expiration or termination of the Exchange Offer. All of the Original Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

    Any holder who has tendered Original Notes may withdraw the tender by delivering written notice of withdrawal to the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date. For a withdrawal to be effective, a written notice of withdrawal must be received by the Exchange Agent at one of the addresses set forth in this Letter. Any such notice of withdrawal must specify the name of the person having tendered the Original Notes to be withdrawn, identify the Original Notes to be withdrawn (including the principal amount of such Original Notes), and (where certificates for Original Notes have been transmitted) specify the name in which such Original Notes are registered, if different from that of the withdrawing holder. If certificates for Original Notes have been delivered or otherwise identified to the Exchange Agent, then, prior to the release of such certificates, the withdrawing holder must also submit the serial numbers of the particular certificates to be withdrawn and a signed notice of withdrawal with signatures guaranteed by an Eligible Institution unless such holder is an Eligible Institution. If Original Notes have been tendered pursuant to the procedure for book-entry transfer described above, any notice of withdrawal must specify the name and number of the account at the Book-Entry Transfer Facility to be credited with the withdrawn Original Notes and otherwise comply with the procedures of such facility. All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by the Issuer, in its sole discretion, which determination shall be final and binding on all parties. Any Original Notes so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offer. Any Original Notes which have been tendered for exchange but which are not exchanged for any reason will be returned to the holder thereof without cost to such holder (or, in the case of Original Notes tendered by book-entry transfer into the Exchange Agent's account at the Book-Entry Transfer Facility pursuant to the book-entry transfer procedures described above, such Original Notes will be credited to an account maintained with such Book-Entry Transfer Facility for the Original Notes) as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offer. Properly withdrawn Original Notes may be retendered by following one of the procedures described under the section entitled "THE EXCHANGE OFFER -- Procedures for Tendering Original Notes" in the Prospectus at any time on or prior to the Expiration Date. See "THE EXCHANGE OFFER -- Withdrawal Rights" in the Prospectus.

4. Signatures on this Letter; Bond Powers and Endorsements; Guarantee of Signature.

    If this Letter is signed by the registered holder of the Original Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the certificate(s) (if applicable) without any change whatsoever.

    If any tendered Original Notes are owned of record by two or more joint owners, all such owners must sign this Letter.

    If any tendered Original Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter as there are different registrations of certificates.

    When this Letter is signed by the registered holder or holders of the Original Notes specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If, however, the Exchange Notes are to be issued, or any untendered Original Notes are to be reissued, to a person other than the registered holder, then endorsements of any certificates transmitted hereby or separate bond powers are required.

    If this Letter is signed by a person other than the registered holder or holders of any certificate(s) specified herein, such certificate(s) must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name or names of the registered holder(s) appear(s) on the certificate(s).

    If this Letter or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Issuer, proper evidence satisfactory to the Issuer of their authority to so act must be submitted.

    Endorsements on certificates for Original Notes or signatures on bond powers required by this Instruction 4 must be guaranteed by an Eligible Institution.

    Signatures on this Letter need not be guaranteed by an Eligible Institution, provided the Original Notes are tendered: (i) by a registered holder of such Original Notes (which term, for purposes of the Exchange Offer, includes any participant in the Book-Entry Transfer Facility system whose name appears on a security position listing as the holder of such Original Notes) who has not completed the box entitled "Special Issuance Instructions" on this Letter, or
(ii) for the account of an Eligible Institution.

5.  Special Issuance and Delivery Instructions.

    Tendering holders of Original Notes should indicate in the applicable box the name and address in or to which Exchange Notes issued pursuant to the Exchange Offer and/or substitute certificates evidencing Original Notes not exchanged are to be issued or sent, if different from the name or address of the person signing this Letter. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. Holders tendering Original Notes by book-entry transfer may request that Original Notes not exchanged be credited to such account maintained at the Book-Entry Transfer Facility as such holder may designate hereon. If no such instructions are given, such Original Notes not exchanged will be returned to the name or address of the person signing this Letter.

6.  Transfer Taxes.

    Holders who tender their Original Notes for exchange pursuant to the Exchange Offer will not be obligated to pay any transfer taxes in connection therewith, except that holders who instruct the Issuer to register Exchange Notes in the name of, or request that Original Notes not tendered or not accepted in the Exchange Offer be returned to, a person other than the registered tendering holder will be responsible for the payment of any applicable transfer tax thereon.

    Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Original Notes specified in this letter.


7.  Waiver of Conditions.

    Subject to the terms and conditions set forth in the Prospectus, the Issuer reserves the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus.


8.  No Conditional Tenders.

    No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Original Notes, by execution of this Letter, shall waive any right to receive notice of the acceptance of their Original Notes for exchange.

    Neither the Issuer, the Exchange Agent nor any other person is obligated to give notice of defects or irregularities with respect to any tender of Original Notes, nor shall any of them incur any liability for failure to give any such notice.


9.  Mutilated, Lost, Stolen or Destroyed Original Notes.

    Any holder whose Original Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at one of the addresses indicated above for further instructions.


10. Request for Assistance or Additional Copies.

    Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter, may be directed to the Exchange Agent, at the address indicated on the first page of this Letter.

                            IMPORTANT TAX INFORMATION

    Under United States federal income tax laws, a registered holder of Notes is required to provide the Trustee (as defined in the Prospectus) (as payor) with such holder's correct Taxpayer Identification Number ("TIN") on Substitute Form W-9 below or otherwise establish a basis for exemption from backup withholding. If such holder is an individual, the TIN is his U.S. social security number. If the Trustee is not provided with the correct TIN, a U.S.$50 penalty may be imposed by the Internal Revenue Service, and payments made to such holder with respect to Notes may be subject to backup withholding.

    Certain holders (including, among others, all corporations and certain foreign persons) are not subject to these backup withholding and reporting requirements. Exempt holders should indicate their exempt status on Substitute Form W-9. A foreign person may qualify as an exempt recipient by submitting to the Trustee a properly completed Internal Revenue Service Form W-8, signed under penalties of perjury, attesting to that holder's exempt status. A Form W-8 can be obtained from the Trustee.

    If backup withholding applies, the U.S. Trustee is required to withhold 30% of any payments made to the holder or other payee. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

Purpose of Substitute Form W-9

    To prevent backup withholding on payments made with respect to Notes, the holder is required to provide the Trustee with: (i) the holder's correct TIN by completing the form below, certifying that the TIN provided on Substitute Form W-9 is correct (or that such holder is awaiting a TIN) and that (A) such holder is exempt from backup withholding, (B) the holder has not been notified by the Internal Revenue Service that the holder is subject to backup withholding as a result of failure to report all interest or dividends or (C) the Internal Revenue Service has notified the holder that the holder is no longer subject to backup withholding; and (ii) if applicable, an adequate basis for exemption.

                    TO BE COMPLETED BY ALL TENDERING HOLDERS
                     (See "Important Tax Information" above)

                           PAYOR'S NAME: HSBC BANK USA

NOTE: FAILURE TO COMPLETE THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 30% OF ANY PAYMENTS MADE TO YOU UNDER THE NOTES

--------------------------------- ----------------------------------------- --------------------------------
SUBSTITUTE                        Part 1-- PLEASE  PROVIDE YOUR TIN IN THE  Social Security Number
Form W-9                          BOX AT RIGHT AND  CERTIFY BY SIGNING AND  OR ____________________________
                                  DATING BELOW                                      Employer
                                                                            Identification Number
--------------------------------- -------------------------------------------------------- -----------------
Department of the Treasury        Part II--  Certification -- Under penalties of perjury,  Part 3
Internal Revenue Service          I certify that:                                          Awaiting TIN |_|
                                  (1)  The number shown on this form is my
                                       correct TIN (or I am waiting for a number
                                       to be issued to me);
                                  (2)  I am not subject to backup withholding
                                       because (i) I am exempt from backup
                                       withholding, (ii) I have not been
                                       notified by the Internal Revenue Service
                                       ("IRS") that I am subject to backup
                                       withholding as a result of failure to
                                       report all interest or dividends, or
                                       (iii) the IRS has notified me that I am
                                       no longer subject to backup Withholding;
                                       and
                                  (3)  any other information provided on this
                                       form is true and correct.
--------------------------------- --------------------------------------------------------------------------
Payor's Request for Taxpayer      Certificate instructions:-- You must cross out item (2) in Part II above
Identification Number ("TIN")     if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest
                                  or dividends on your tax return. However, if
                                  after being notified by the IRS that you were
                                  subject to backup withholding you received
                                  another notification from the IRS stating that
                                  you are no longer subject to backup
                                  withholding, do not cross out item (2).

                                  SIGNATURE ______________________________________________________________

                                  DATE ___________________________________________________________________

                                  NAME ___________________________________________________________________
                                                                  (Please Print)
--------------------------------- --------------------------------------------------------------------------

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF SUBSTITUTE FORM W-9.


--------------------------------------------------------------------------------

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

         I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. It is understood that if I do not provide a taxpayer identification number within 60 days, 30% of all reportable payments made to me thereafter will be withheld until I provide such a number.


--------------------------------------------------------------------------------


                                                                          , 2002
--------------------------------------------------------------------------
Signature and Date



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

IMPORTANT: THIS LETTER OR A FACSIMILE HEREOF (TOGETHER WITH THE CERTIFICATES FOR ORIGINAL NOTES (IF APPLICABLE) AND ALL OTHER REQUIRED DOCUMENTS) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

         GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER
                             ON SUBSTITUTE FORM W-9

Obtaining a Number                                                    o     Payments of tax-exempt interest (including
                                                                            exempt-interest dividends under section 852).
If you don't have a taxpayer identification number or you
don't know your number, obtain Form SS-5 Application for a            o     Payments described in section 6049(b)(5) to
Social Security Number Card, or Form SS-4 Application for                   non-resident aliens.
Employer Identification Number, at the local office of the
Social Security Administration or the Internal Revenue                o     Payments on tax-free covenant bonds under section
Service and apply for a number.                                             1451.

Payees Exempt from Backup Withholding                                 o     Payments made by certain foreign organizations.

Payees specifically exempted from backup withholding on ALL           o     Payments made to a nominee.
payments include the following:
                                                                            Exempt payees described above should file Form W-9 to
o     A corporation.                                                  avoid possible erroneous backup withholding. FILE THIS FORM
                                                                      WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER,
o     A financial institution.                                        WRITE "EXEMPT" ON THE FACE OF THE FORM, AND RETURN IT TO THE
                                                                      PAYER. IF THE PAYMENTS ARE INTEREST, DIVIDENDS, OR PATRONAGE
o     An organization exempt from tax under section 501(a),           DIVIDENDS, ALSO SIGN AND DATE THE FORM.
      or an individual retirement plan.

o     The United States or any agency or instrumentality
      thereof.                                                              Certain payments other than interest, dividends, and
                                                                      patronage dividends that are not subject to information
o     A State, The District of Columbia, a possession of the          reporting are also not subject to backup withholding. For
      United States, or any subdivision or instrumentality            details, see the regulations under sections 6041, 6041A(a),
      thereof.                                                        6045, and 6050A.

o     A foreign government, a political subdivision of a                    Privacy Act Notice -- Section 6109 requires most
      foreign government, or any agency or instrumentality            recipients of dividend, interest, or other payments to give
      thereof.                                                        taxpayer identification numbers to payers who must report
                                                                      the payments to the IRS. The IRS uses the numbers for
o     An international organization or any agency or                  identification purposes. Payers must be given the numbers
      instrumentality thereof.                                        whether or not recipients are required to file tax returns.
                                                                      Payers must generally withhold 30% of taxable interest,
o     A registered dealer in securities or commodities                dividends, and certain other payments to a payee who does
      registered in the U.S. or a possession of the U.S.              not furnish a taxpayer identification number to a payer.
                                                                      Certain penalties may also apply.
o     A real estate investment trust.

o     A common trust fund operated by a bank under section            Penalties
      584(a).
                                                                      (1)   Penalty for Failure to Furnish Taxpayer Identification
o     An exempt charitable remainder trust, or a non-exempt                 Number. If you fail to furnish your taxpayer
      trust described in section 4947(a)(1).                                identification number to a payer, you are subject to a
                                                                            penalty of U.S.$50 for each such failure unless your
o     An entity registered at all times under the Investment                failure is due to reasonable cause and not to willful
      Company Act of 1940.                                                  neglect.

o     A foreign central bank of issue.                                (2)   Civil Penalty for False Information With Respect to
                                                                            Withholding. If you make a false statement with no
      Payment of dividends and patronage dividends not                      reasonable basis which results in no imposition of
generally subject to backup withholding include the following:              backup withholding, you are subject to a penalty of
                                                                            U.S.$500.
o     Payments to non-resident aliens subject to withholding
      under section 1441.                                             (3)   Criminal Penalty for Falsifying Information.
                                                                            Falsifying certifications or affirmations may subject
o     Payments to partnerships not engaged in a trade or                    you to criminal penalties including fines and/or
      business in the U.S. and which have at least one                      imprisonment.
      non-resident partner.
                                                                      FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR
o     Payments of patronage dividends where the amount                THE INTERNAL REVENUE SERVICE.
      renewed is not paid in money.

o     Payments made by certain foreign organizations.

o     Payments made to a nominee.

      Payments of interest not generally subject to backup withholding include the following:

o Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is U.S.$600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer.

             GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                          NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number to Give the Payer-- Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer.

------------------------------    ------------------------------    ------------------------------    ------------------------------
For this type of                  Give the                          For this type of                  Give the
account                           SOCIAL SECURITY                   account                           EMPLOYER IDENTIFICATION
                                  number of ---                                                       number of ---
------------------------------    ------------------------------    ------------------------------    ------------------------------

1.    An individual's account     The individual                    8.    Sole proprietorship         The owner (4)
                                                                          account
2.    Two or more individuals     The actual owner of the
      (joint account)             account or, if combined funds,    9.    A valid trust, estate,      Legal entity (Do not furnish
                                  any one of the individuals (1)          or pension trust            the identifying number of the
                                                                                                      personal representative or
3.    Husband and wife (joint     The actual owner of the                                             trustee unless the legal
      account)                    account or, if joint funds,                                         entity itself is not
                                  either person (1)                                                   designated in the account
                                                                                                      title.) (5)
4.    Custodian account of a      The minor (2)
      minor (Uniform Gift to                                        10.   Corporate account           The corporation
      Minors Act)
                                                                    11.   Religious, charitable,      The organization
5.    Adult and minor (joint      The adult or, if the minor is           or educational
      account)                    the only contributor, the               organization account
                                  minor (2)
                                                                    12.   Partnership held in the     The partnership
6.    Account in the name of      The ward, minor, or                     name of the business
      guardian or committee       incompetent person (3)
      for a designated ward,                                        13.   Association, club or        The organization
      minor, or incompetent                                               other tax-exempt
      person                                                              organization

7.    a.  The usual revocable     The grantor-trustee (1)           14.   A broker or registered      The broker or nominee
          savings trust                                                   nominee
          account (grantor is
          also trustee)                                             15.   Account with the            The public entity
                                                                          Department of
      b.  So-called trust         The actual owner (1)                    Agriculture in the name
          account that is not                                             of a public entity (such
          a legal or valid                                                public entity as a State
          trust under State                                               or local government,
          law                                                             school district or
                                                                          prison) that receives
                                                                          agricultural program
                                                                          payments


-----------

(1)   List first and circle the name of the person whose number you furnish.

(2)   Circle the minor's name and furnish the minor's social security number.

(3) Circle the ward's, minor's or incompetent person's name and furnish such person's social security number.

(4)   Show the name of the owner.

(5) List first and circle the name of the legal trust, estate or pension trust.

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.